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                                                                    EXHIBIT 99.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Penford Corporation (the "Company") for the three months and nine months ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas D. Malkoski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 15, 2003



/s/Thomas D. Malkoski
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Thomas D. Malkoski
Chief Executive Officer